Exhibit 10.27

Certain portions of this agreement have been omitted in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission (the “SEC”).  Omitted information has been replaced with three asterisks (***).  The omitted information has been filed separately with the SEC.

NBC Affiliation Agreement Proposal
Media General Communications, Inc.
November 29, 2012

The following represents the terms to which Media General Communications Holdings, LLC ("Media General") and the NBC Television Network, a division of NBCUniversal Media LLC agree to amend and extend the affiliation agreements dated January 1, 2008 and June 26, 2006, as amended, between Media General and NBC (the "Agreement), regarding the NBC affiliation of Media General's below listed television stations and their licensees.

Corporate Entity:	Media General Communications Holdings, LLC

Contact:	James Conschafter, 333 East Franklin Street, Richmond, VA 23219

Stations, DMAs
& FCC Licensees:
WCBD Charleston, South Carolina [Media General Communications Holdings, LLC]
WSLS Roanoke, Virginia [Media General Communications Holdings, LLC]
WSAV Savannah, Georgia [Media General Communications Holdings, LLC]
WFLA Tampa, Florida [Media General Communications Holdings, LLC]

WJAR Providence, Rhode Island [Media General Communications, Inc.]
WNCN Raleigh, North Carolina [Media General Communications, Inc.]
WCMH Columbus, Ohio [Media General Broadcasting of South Carolina Holdings, Inc.]
WVTM Birmingham, Alabama [Media General Communications, Inc.]

Term:	Commencing January 1, 2012 and terminating December 31, 2015.

Programmed
Time Periods:	Consistent with current practices, subject to changes from time to time at NBC's discretion.

Program Clearance:	Full, in pattern clearance of all NBC Network programming, including, prime time programming, Specials and Sports programming. Except for the below Preemption Baskets and the Program Clearance Exceptions set forth in Schedule II, clearances are subject only to preemptions strictly in accordance with FCC rules and regulations. Stations to reimburse NBC for lost network gross ad revenue for any non-clearances, except for those preemptions done in accordance with FCC rules and regulations, including any preemptions for live, breaking news.

Preemption Baskets:	Prime Time: *** hours per calendar year collectively (maximum of *** per Station) Sports: *** hours per calendar year collectively (maximum of *** per Station)

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

In the event that any Station acquires ***. Preempted programs subsequently broadcast by a Station in a time period approved by NBC ***.

Local Inventory
Level:	Average weekly number of thirty-second units available for station’s local announcements during Primetime shall not be fewer than *** per week (or the number that each Station is currently allowed per week as a result of Stations’ participation in IMP and the Olympics Plan as set forth below) with adjustments for national Sports programming, Olympics, special news coverage and other special events.

Inventory
Management Plan:	Participation per the IMP agreement ***, except that (i) in *** the IMP Fee shall be *** thereby making the *** annual rate $***, and (ii) in *** the IMP Fee of $*** shall be ***. Station allocations of the IMP Fee are as follows and reduction under (i) hereof shall be reduced proportionately from these amounts: WCBD Charleston $***; WSLS Roanoke $***; WSAV Savannah $***; WFLA Tampa $***; WJAR Providence $***; WNCN Raleigh $***; WCMH Columbus $***; WVTM Birmingham $***.

NBC News Channel:	Participation as set forth in the NBC News Channel Agreement at the total annual Membership Fee rate of $*** and Sports Fee rate of $*** (total of $***), as follows, plus any customary Special News Service Charges for additional services requested by Stations.

WCBD Charleston membership rate $***; WSLS Roanoke membership fee $*** and Sports fee $*** (totaling $***); WSAV Savannah membership fee $***; WFLA Tampa membership fee $*** and Sports fee $*** (totaling $***); WJAR Providence membership fee $*** and Sports fee $*** (totaling $***); WNCN Raleigh membership fee $*** and Sports fee $*** (totaling $***); WCMH Columbus membership fee $*** and Sports fee $*** (totaling $***); WVTM Birmingham membership fee $***.

Distribution/Waiver
Participation:	Participation as set forth in the Distribution Contribution Agreement at the total collective annual rate of $*** for the year 2012. In 2013 through 2015, the Distribution Fee shall be credited towards the Retrans Fees until such time NBC and the NBC Affiliate Board reach an agreement to eliminate the Distribution Fee and Fund.

Station’s Olympic
Contribution:
Participation in the Olympic plan as set forth in the 2011 Olympic Amendment at the total annual rate of $***, as follows.

WCBD Charleston $***
WSLS Roanoke $***
WSAV Savannah $***
WFLA Tampa $***

WJAR Providence $***
WNCN Raleigh $***
WCMH Columbus $***
WVTM Birmingham $***

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

Station’s NFL
Contribution:	Participation in the 2012 NFL plan at an annual rate to be negotiated in good faith.

Conditions to
Broadcast:	Stations shall not make any deletions from, or additions or modifications to, any NBC Program or any commercial, NBC identification, program promotional or production credit announcement or other interstitial material contained therein, nor broadcast any commercial or other announcements (except emergency bulletins) during any such program, without NBC’s prior written authorization. Stations shall broadcast each NBC Program from the commencement of network origination until the completion of the Network Programming, including, but not limited to credits. For purposes of identification of Station with the NBC programs, and until written notice to the contrary is given by NBC, a Station may superimpose on certain Entertainment programs, where designed by NBC, a single line of type, not to exceed fifty (50) video lines in height and situated in the lower eighth raster of the video screen, which single line shall include (and be limited to) Station’s NBC call letters, community of license or home market, channel and the NBC logo. No other addition to any Entertainment program is contemplated by this consent, and the authorization contained herein specifically excludes and prohibits any addition to News and Sports program, except identification of Station as provided herein and as required by the FCC.

Branding:
NBC and Stations agree to jointly cooperate on-air promotion, unified graphic design, use of NBC Peacock logo and identification which must be compliant on-air with published regulations in a cooperative effort to brand as a NBC Station in accordance with NBC's requirements.

Promotion:	Each Station shall participate in the year-round "Swap" program on a *** and provide promotion consistent with current practices. Stations shall provide NBC with appropriate documentation *** to substantiate promotional levels.

Retransmission
Consent:	No Station shall authorize, cause, or permit, without NBC's consent, any NBC Program or other material furnished to Station hereunder to be recorded, duplicated, rebroadcast or otherwise transmitted or used for any purpose other than broadcasting by Station as provided herein. Notwithstanding the foregoing, Stations shall not be restricted in the exercise of its signal carriage rights pursuant to any applicable rule or regulation of the FCC with respect to retransmission of its broadcast signal by any cable system or multichannel video program distributor ("MVPD"), as defined in Section 76.64(d) of the FCC Rules, which (a) is located within the DMA in which Station is located, or (b) was carrying Station's signal as of April 1, 1993, or (c) with respect to cable systems, serving an area in which Station is "significantly viewed" (as determined by the FCC) as of April 1, 1993; provided, however, that any such exercise pursuant to FCC Rules with respect to NBC Programs shall not be deemed to constitute a license by NBC. NBC reserves the right to restrict such signal carriage with respect to NBC Programming in the event of a change in applicable law, rule or regulation.

Non-Duplication:	Simultaneous affiliate broadcast non-duplication protection within each Station's DMA per FCC regulations.

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

MVPD Retransmission
Consent Fees:	On all existing and future MVPD deals concluded by Stations (or a designee) for carriage of Stations' signal that contains NBC Programming (in and out-of-market), Stations agree to pay NBC the amounts as set forth in the attached Schedule I during the Term hereof.

Digital Programming/
Spectrum:
Each Station shall carry on its channel the digital feed of such NBC Programming as and in the technical format provided by NBC consistent with the ATSC standards, give the highest statistical multiplex priority to NBC Programming and allocate for the NBC feed a maximum bit rate of ***, nominal bit rate of at least *** and a minimum bit rate of ***.  Further, each Station will include with the NBC Programming all "program-related material" without alteration and as approved by NBC (collectively, the "Network Digital Feed").  As used in this paragraph, "program-related material" shall mean (i) closed-captioning information, (ii) program identification codes, (iii) program ratings information, (iv) alternative language audio related to the programming, (v) Video Descriptive Services, (vi) Active Format Descriptor data, (vii) Nielsen data, (viii) programming, data and other enhancements which are related to the programming and network advertisements provided in the Network Digital Feed, (ix) such other material as has been agreed by a majority (calculated by DMA percentage) of NBC affiliated television stations, (x) other material as may be provided by NBC that is necessary to provide the Network Digital Feed, (xi) information and material directly associated with specific network commercial advertisements contained in the network programs included in the Network Digital Feed, and (xii) information and material designed to promote network programming. In the event that NBC proposes that a Station carry any other multiplexed programming or ancillary data that is not program-related material, each Station agrees to negotiate in good faith with NBC regarding the terms pursuant to which such multiplexed programming or ancillary data may be carried.

Assignment:
Stations may not assign or transfer this agreement without the prior written consent of NBC, which consent shall not unreasonably be withheld, conditioned or delayed. Stations shall immediately notify NBC in writing if any application is made to the FCC pertaining to an assignment or a transfer of control of Stations' license.

Confidentiality:
Stations agree to keep the terms and conditions of this term sheet and any resulting agreement between the parties strictly confidential except as may be required by law. Further, Stations and Licensees agree not to publicly announce the affiliation agreement without the prior written consent by NBC.

Additional Terms:
The parties will negotiate and execute a definitive agreement, which will include the terms set forth above as well as the terms and conditions generally included in the NBC Network Affiliation Agreements and this agreement shall be subject to the parties' execution of such definitive agreement.

All other terms of the agreement are subject to discussion and mutual agreement. While the parties intend to enter into a long form agreement, the foregoing terms and those terms provided in the Agreement shall be binding upon full execution hereof. In the event of any discrepancy between the foregoing terms and the Agreement, the foregoing terms herein shall control.

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

Media General Communications Holdings, LLC.		NBC TELEVISION NETWORK,
a unit of NBCUniversal Media, LLC

By:	/s/ James F. Woodward	By:	/s/ Jean Dietze
	Name: James F. Woodward	Jean Dietze
	Title: Treasurer	Executive Vice President
NBC Affiliate Relations

SCHEDULE I
Retransmission Fees

(a)
For MVPD deals effective prior to January 1, 2012 ("Pre-Existing MVPD Deals"), Stations shall pay NBC a monthly retransmission consent fee (the "Retrans Fee") equal to the following for each in market MVPD subscriber receiving Station's signal containing NBC programming pursuant to such Pre-Existing MVPD Deal:

•	2012:	***
•	2013:	***
•	2014-2015:	***

(b)
For MVPD deals effective on or after January 1, 2012, including, upon expiration and renewal, Pre-Existing MVPD Deals ("New MVPD Deals"); Stations shall pay NBC a monthly Retrans Fee for MVPD in-market subscribers receiving Station's signal containing NBC programming pursuant to such New MVPD Deal, the greater of the below minimums per subscriber ("Minimums") or *** of Retrans Fees :

•	2012:	$***
•	2013:	$***
•	2014:	$***
•	2015:	$***

For out-of-market subscribers transmitted to accordance with the FCC Rules, Stations' Retrans Fee shall be equal to *** of the monthly retransmission consent fees paid for such out-of-market subscriber throughout the duration of the Term hereof.

Retrans Fees of *** (or such other percentage as set forth under paragraph (a) above) shall include cash fees received in consider of retransmission by MVPDs of the Stations' signals to all subscribers and the reasonable good faith economic value of other forms of consideration and in-kind barter for carriage of Affiliate's NBC Programming streams (e.g., payments by MVPDs to Affiliate for guaranteed advertising and promotion buys on Affiliate's NBC Programming streams {net of agency commissions}, sponsorships, in-mailers and multicast and other channel distribution) (collectively, the "MVPD Comp").

Stations shall remit payment for the Station Retrans Fees ninety (90) days after the end of each quarter and provide NBC within a reasonable time period after the end of each quarter as the information is provided by MVPDs with a signed affidavit and accounting statement setting-forth the number of subscribers paid to each Station during such quarter.

Stations agree to provide NBC with a signed affidavit setting forth the commencement and expiration dates of each MVPD carrying the NBC programming stream and the total number of subscribers; provided that the information shall be set forth therein in such a manner that the number of subscribers may not be linked to any applicable MVPD.

NBC shall have reasonable audit rights (to be conducted by an independent auditor subject to confidentiality restrictions) with respect to such retransmission consent fees.

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

Schedule II

PROGRAM CLEARANCE EXCEPTIONS
Programs ***

WFLA / Tampa, FL
***

WNCN / Raleigh, NC
***

WCMH / Columbus, OH
***

WVTM / Birmingham, AL
***

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.

WJAR / Providence, RI
***

WSLS / Roanoke, VA
***

WSAV / Savannah, GA
***

WCBD /Charleston, SC
***

Programs ***

***
Annual *** programming
***

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*** Certain information on this page has been omitted in accordance with a request for confidential treatment submitted to the SEC.  The omitted information has been filed separately with the SEC.